UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 8568

John Hancock Bank and Thrift Opportunity Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette
Senior Counsel and Assistant Secretary

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2007

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock

Bank and Thrift Opportunity Fund

Annual Report
10.31.07

CEO corner

TABLE OF CONTENTS

Your fund at a glance page 1

Managers' report page 2

Fund's investments page 6

Financial statements page 11

Notes to financial statements page 15

Trustees and officers page 30

For more information page 36

To Our Shareholders,

Volatility returned to the U.S. stock market in the 12-month period ended October 31, 2007; however, stocks still posted a strong gain of 14.56%, as measured by the Standard & Poor's 500 Index. The market experienced a particularly sharp downturn in August, as the subprime mortgage market's woes increased. Rising defaults and an ensuing credit crunch caused heightened fears about their potential impact on U.S. economic growth. Foreign markets felt some ripple effects from the subprime issue, but they continued nonetheless to benefit from solid economic growth and outperformed the U.S. market in this period.

During this period of volatility, the U.S. stock market also passed a significant milestone - the broad Standard & Poor's 500 Index climbed beyond the record it had set seven years ago. From its peak in March 2000, the stock market spiraled downward three consecutive years, bottoming in 2002. The upturn began in 2003, and the market has advanced each year since, finally setting a new high for the first time on May 30, 2007. During that period, the S&P 500 Index experienced five significant short-term sell-offs of 6% or more, with the August subprime-induced meltdown being the most recent.

This nearly complete market cycle highlights the importance of two investment principles you have heard us speak of often: diversification and patience. By allocating your investments among different asset classes, investment styles and portfolio managers, you are likely to be well represented through all phases of a complete market cycle, with the winners helping to cushion the fall of the losers.

The challenge for investors with a diversified portfolio is to properly evaluate your investments to tell the difference between an underperforming manager and an out-of-favor style, while also understanding the role each investment plays in your portfolio. That's where your financial professional can provide true value. He or she can help you make those assessments and also counsel patience, because a properly diversified portfolio by its very nature will typically have something lagging or out of favor - a concept that can be difficult to live with, but necessary to embrace. If everything in your portfolio is "working," then you are not truly diversified, but rather are leveraged to the current market and the flavor of the day. If so, you are bound to be out of step in the near future.

The recent volatility in the securities markets has prompted many investors to question how long this type of market cycle will last. History tells us it will indeed end and that when it does, today's leaders may well turn into laggards and vice versa. The subprime mortgage market woes are just the latest example of why investors should be both patient and well-diversified. For with patience and a diversified portfolio, it could be easier to weather the market's twists and turns and reach your long-term goals.

Sincerely,

Keith F. Hartstein, President and Chief Executive Officer

This commentary reflects the CEO's views as of October 31, 2007. They are subject to change at any time.

Your fund at a glance

The Fund seeks long-term capital appreciation with moderate income as a secondary objective by normally investing at least 80% of its assets in stocks of regional banks and lending companies, including commercial and industrial banks, savings and loan associations and bank holding companies.

Over the last twelve months

► Stocks performed well despite slower economic growth and a credit crunch. The first Fed rate cuts in several years helped the market.

► Financial stocks lagged the broader market because of worry about exposure to subprime loans; in addition, banks lagged as deposit competition and the interest rate environment limited earnings.

► The Fund outperformed its benchmark by holding larger, diversified banks with a greater proportion of revenue derived from fee-based services, rather than traditional spread income. The acquisition of several regional bank holdings also helped relative results.

Top 10 issuers

Cullen/Frost Bankers, Inc.	3.8%	Wells Fargo & Co.	3.3%

Bank of New York Mellon Corp.	3.7%	U.S. Bancorp.	3.1%

PNC Financial Services Group, Inc.	3.6%	Zions Bancorp	3.0%

Bank of America Corp.	3.4%	M&T Bank Corp.	2.8%

Wachovia Corp.	3.4%	JPMorgan Chase & Co.	2.8%

As a percentage of net assets on October 31, 2007.

Managers' report

John Hancock
Bank and Thrift Opportunity Fund

On April 30, 2007, portfolio manager James K. Schmidt retired after more than 20 years of distinguished service with John Hancock.

Stocks enjoyed positive returns during the 12 months ended October 31, 2007, when the Standard & Poor's 500 Index rose 14.56% . But the ride was bumpy - stock market volatility surged as trouble in the housing and credit markets weighed on economic growth. To help alleviate some of the market and economic concerns, the Federal Reserve lowered its federal funds rate target in September, on top of cuts to the discount rate in both August and September.

In this environment, financial shares underperformed the broader market by a wide margin, as the Standard & Poor's 500 Financial Index returned -2.40% . Returns for many industry segments were hurt by losses and negative sentiment relating to exposure to subprime loans. For example, thrift and mortgage finance companies were down about 25% for the 12 months. In addition to credit concerns, banking stocks also faced an unfavorable interest rate environment - the yield curve was flat or inverted for much of the period, hurting net interest margins. As a result, the Standard & Poor's 1500 Bank Index, which is representative of the stocks in which the Fund invests, returned -13.23% for the fiscal year.

SCORECARD

INVESTMENT		PERIOD'S PERFORMANCE... AND WHAT'S BEHIND THE NUMBERS
Chittenden Corp.	▲	Acquired at a significant premium
Bank of New York	▲	Better-than-expected earnings; realizing benefits of Mellon Financial
Mellon		acquisition
Zions Bancorp	▼	Slower business and mortgage-related woes lead to disappointing earnings

Portfolio Managers, MFC Global Investment Management (U.S.), LLC Lisa A. Welch and Susan A. Curry

Fund performance

For the 12 months ended October 31, 2007, John Hancock Bank and Thrift Opportunity Fund posted total returns of -6.93% at net asset value (NAV) and -11.41% at market value. The difference in the Fund's NAV performance and its market performance stems from the fact that the market share price is subject to the dynamics of secondary market trading,  which could cause it to trade at a discount or premium to the Fund's NAV share price at any time.

Though the Fund produced negative absolute returns, it held up better than its benchmark, the S&P 1500 Bank Index. Fund performance relative to the benchmark benefited from some of our stock selection and industry allocation decisions. However, these results trailed the 2.28%  average return of the more broadly diversified open-end specialty-financial funds tracked by Morningstar, Inc.

"Regional banks generally endured a very difficult 12 months that saw their earnings deteriorate amid stiff deposit competition, a challenging interest rate environment and mounting credit losses."

Regional banks lagged

Regional banks generally endured a very difficult 12 months that saw their earnings deteriorate amid stiff deposit competition, a challenging interest rate environment and mounting credit losses. Smaller, regional banks and those with exposure to residential construction performed worst.

Many of the portfolio's leading detractors from performance were companies with outsized mortgage, home equity or residential construction exposure, such as Zions Bancorp, Independent Bank Corp., Wachovia Corp., Security Bank Corp., M&T Bank Corp., First Regional Bancorp and Colonial

Bank and Thrift Opportunity Fund

BancGroup, Inc. among others. The two largest detractors from relative results come from this list - Zions and Independent, small-cap regional banks with exposure to areas hard-hit by the housing slowdown. These were overweight positions that underperformed as they took hits to their earnings and stock prices as a result of loan losses.

Consolidation helped

But as we've discussed in prior reports, difficult earnings environments for banks often promote consolidation. As a result, merger and acquisition activity was strong. Because we held overweight positions in a number of firms bought out during the period, this trend supported Fund performance relative to the benchmark.

Several of the top-10 contributors to performance were companies acquired during the fiscal year. A good example is long-time holding Chittenden Corp., acquired by the recently converted thrift People's United Financial, Inc. at a significant premium. Along with Compass Bancshares, whose acquisition we discussed in our last report to shareholders, these were two of the leading contributors to performance in the fiscal year. Other portfolio holdings acquired during the period were Alabama National Bancorp, Yardville National, Community Bank, Dessert Community, Commercial Bancshares, Merrill Merchants Bank, Mid-State Bancshares and PennFed Financial Services, Inc.

Fee-based firms key contributors

The other big theme that helps explain why the portfolio held up better than its benchmark was our exposure to firms that typically have more diversified revenue streams and arms to their business that are not dependent upon lending and spread income to generate revenues. Bank of New York Mellon Corp., State Street Corp. and Mellon Financial (acquired by Bank of New York during the period) are good examples of firms that derive a larger percentage of their revenues from fee-based services. Together with SVB Financial Group - another institution with a growing portion of revenues derived from fees - these account for four of the Fund's top-10 contributors to performance.

INDUSTRY DISTRIBUTION1
Regional banks	66%
Diversified banks	12%
Other diversified
financial services	8%
Asset management &
custody banks	7%
Thrifts & mortgage
finance	5%

Bank and Thrift Opportunity Fund

Managed distribution update

The Fund continued its managed distribution plan in effect since January 2004, which requires the Fund to make quarterly distributions of at least 2.5% of the preceding calendar year end's net asset value. During this period, the Fund announced quarterly distributions of $0.2850, $0.2670, $0.2670 and $0.2670 per share to shareholders of record as of December 11, 2006, and March 12, June 11 and September 12, 2007, respectively.

"Though the Fund produced negative absolute returns, it held up better than its benchmark…"

Outlook

Our views on the banking industry are mixed. In the near term, we expect earnings growth will continue to be a challenge as credit costs increase. We actually think credit will be manageable for most companies, but provisions made for loan losses will likely be higher in 2008. In addition, sentiment surrounding the banking industry is very negative. Until that turns around, it's hard to see a big rally in the shares.

But that said, we see a number of positives that could provide the catalyst for a rebound in earnings and sentiment longer term. First, the Federal Reserve has started to lower interest rates, and this has typically been a time when bank stocks outperform. Second, in addition to an improving interest rate environment, banks are starting to see better loan yields as risk is re-priced. Third, we expect additional merger activity going forward. Fourth, banks are likely to recapture some of the fees and business lost to the many mortgage originators that have folded up in recent months. Finally, valuations for some of the smaller stocks that have underperformed are attractive, and we think select highquality companies represent compelling opportunities.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

1 As a percentage of net assets on October 31, 2007.

Bank and Thrift Opportunity Fund

F I N A N C I A L  S T A T E M E N T S

Fund's investments

Securities owned by the Fund on 10-31-07

This schedule is divided into three main categories: capital preferred securities, common stocks and short-term investments. Capital preferred securities and common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

	Credit	Par value
Issuer, description, maturity date	rating (A)	(000)	Value

Capital preferred securities 0.34%			$2,489,821
(Cost $2,891,405)
Financial Services 0.34%			2,489,821
Preferred Term Securities XXV, Ltd.,
Zero Coupon, 6-22-37 (Cayman Islands) (F)	None	$2,921	2,489,821

Issuer		Shares	Value

Common stocks 97.46%			$721,613,341
(Cost $456,676,054)
Asset Management & Custody Banks 6.73%			49,859,953
Bank of New York Mellon Corp. (NY)		555,284	27,125,623
Northern Trust Corp. (IL)		70,000	5,264,700
State Street Corp. (MA)		219,000	17,469,630
Diversified Banks 11.91%			88,196,424
Comerica, Inc. (MI)		328,504	15,334,567
U.S. Bancorp (MN)		700,541	23,229,940
Wachovia Corp. (NC)		548,571	25,086,152
Wells Fargo & Co. (CA) (L)		721,722	24,545,765
Other Diversified Financial Services 8.39%			62,146,910
Bank of America Corp. (NC)		524,260	25,311,273
Citigroup, Inc. (NY)		325,225	13,626,927
First American Financial Holdings, Inc. (TN) (B)		300,000	2,391,000
JPMorgan Chase & Co. (NY)		442,930	20,817,710
Regional Banks 65.84%			487,462,385
Access National Corp. (VA)		120,000	722,400
Alabama National Bancorp (AL)		70,400	5,548,928
AmericanWest Bancorp (WA)		364,621	7,048,124
Ameris Bancorp (GA)		98,337	1,657,962
Bank of Hawaii Corp. (HI)		9,300	494,388
Bank of the Ozarks, Inc. (AR)		110,450	3,197,527
BB&T Corp. (NC)		344,846	12,748,957
Beverly National Corp. (MA)		97,500	2,047,500

See notes to financial statements

Bank and Thrift Opportunity Fund

F I N A N C I A L  S T A T E M E N T S

Issuer	Shares	Value

Regional Banks (continued)
Boston Private Financial Holdings, Inc. (MA)	10,000	$287,600
Bridge Capital Holdings (CA) (I)	127,294	2,918,851
Camden National Corp. (ME)	140,000	4,643,800
Capital City Bank Group, Inc. (FL) (L)	74,543	2,101,367
Cardinal Financial Corp. (VA)	20,000	195,800
Cascade Bancorp (OR)	206,740	3,977,678
Chittenden Corp. (VT)	304,981	10,863,423
City Holding Co. (WV)	61,600	2,329,096
City National Corp. (CA)	238,377	16,114,285
CoBiz, Inc. (CO)	340,650	6,080,602
Colonial BancGroup, Inc. (The) (AL)	806,207	15,463,050
Columbia Bancorp (OR)	132,000	2,402,400
Cullen/Frost Bankers, Inc. (TX)	528,270	28,093,399
Dearborn Bancorp, Inc. (MI) (I)	105,622	1,231,553
DNB Financial Corp. (PA)	76,205	1,447,895
East West Bancorp, Inc. (CA)	515,150	17,381,161
Eastern Virginia Bankshares, Inc. (VA)	100,000	1,885,000
ECB Bancorp, Inc. (NC)	65,000	1,706,250
Eurobancshares, Inc. (Puerto Rico) (F)(I)	42,830	267,687
F.N.B. Corp. (PA) (L)	245,049	4,072,714
Financial Institutions, Inc. (NY)	18,600	358,050
First Charter Corp. (NC)	200,550	6,076,665
First Horizon National Corp. (TN)	140,050	3,652,504
First Midwest Bancorp, Inc. (IL)	143,800	4,843,184
First National Lincoln Corp. (ME)	146,499	2,241,435
First Regional Bancorp (CA) (I)	419,000	9,846,500
First State Bancorp (NM)	228,500	3,877,645
Fulton Financial Corp. (PA)	340,390	4,462,513
Glacier Bancorp., Inc. (MT)	516,921	10,514,173
Hancock Holding Co. (MS)	209,650	7,972,990
Harleysville National Corp. (PA) (L)	151,897	2,289,088
Huntington Bancshares, Inc. (OH)	665,215	11,914,001
IBERIABANK Corp. (LA)	60,000	2,974,200
Independent Bank Corp. (MI)	349,935	3,695,314
International Bancshares Corp. (TX)	220,370	4,817,288
KeyCorp (OH)	262,000	7,453,900
Lakeland Financial Corp. (IN)	144,802	3,027,810
M&T Bank Corp. (NY)	211,157	21,005,898
Marshall & Ilsley Corp. (WI)	411,895	17,587,917
MB Financial, Inc. (IL)	156,100	5,204,374
Northrim Bancorp., Inc. (AK)	77,232	1,755,483
Pacific Capital Bancorp (CA)	280,954	5,824,176
Pinnacle Financial Partners, Inc. (TN) (I)	55,000	1,605,450
PNC Financial Services Group, Inc. (PA)	372,246	26,861,271

See notes to financial statements

Bank and Thrift Opportunity Fund

F I N A N C I A L  S T A T E M E N T S

Issuer	Shares	Value

Regional Banks (continued)
Prosperity Bancshares, Inc. (TX)	95,895	$3,099,326
Provident Bankshares Corp. (MD)	198,558	4,898,426
Regions Financial Corp. (AL)	225,893	6,126,218
S&T Bancorp, Inc. (PA)	154,700	5,123,664
Sandy Spring Bancorp, Inc. (MD)	75,424	2,241,601
SCBT Financial Corp. (SC)	44,106	1,409,187
Security Bank Corp. (GA) (L)	282,500	2,943,650
Signature Bank (NY) (I)	23,250	793,987
Smithtown Bancorp, Inc. (NY) (L)	49,500	1,096,425
South Financial Group, Inc. (The) (SC)	70,150	1,449,299
Southcoast Financial Corp. (SC) (I)	74,789	1,121,835
Sterling Bancshares, Inc. (TX)	610,150	7,443,830
SunTrust Banks, Inc. (GA)	255,976	18,583,858
SVB Financial Group (CA) (I)	304,700	15,780,413
Synovus Financial Corp. (GA)	582,950	15,366,562
TCF Financial Corp. (MN)	408,166	9,293,940
TriCo Bancshares (CA)	53,000	1,171,300
Umpqua Holdings Corp. (OR)	94,677	1,602,882
UnionBanCal Corp. (CA)	67,550	3,648,376
Union Bankshares Corp. (VA)	10,222	218,444
United Community Banks, Inc. (GA) (L)	37,500	830,250
Univest Corp. (PA) (L)	205,218	4,490,170
Valley National Bancorp (NJ) (L)	105,267	2,155,868
Virginia Commerce Bancorp, Inc. (VA) (I)(L)	31,229	446,262
Virginia Financial Group, Inc. (VA)	128,700	2,335,905
Webster Financial Corp. (CT)	70,110	2,540,786
West Coast Bancorp (OR)	67,583	1,832,851
Westamerica Bancorp (CA) (L)	40,000	1,923,200
Western Alliance Bancorp (NV) (I)(L)	92,000	2,092,080
Whitney Holding Corp. (LA)	264,400	6,784,504
Wilmington Trust Corp. (DE)	267,950	9,745,342
Zions Bancorp (UT)	373,553	22,080,718
Thrifts & Mortgage Finance 4.59%		33,947,669
Astoria Financial Corp. (NY)	75,865	1,971,731
Benjamin Franklin Bancorp, Inc. (MA)	15,000	218,400
Berkshire Hills Bancorp, Inc. (MA)	330,410	9,208,527
Countrywide Financial Corp. (CA)	87,848	1,363,401
Hingham Institute for Savings (MA)	80,000	2,465,600
Hudson City Bancorp, Inc. (NJ)	357,810	5,603,305
LSB Corp. (MA)	65,000	1,029,600
People's United Financial, Inc. (CT)	262,980	4,675,784
Sovereign Bancorp, Inc. (PA)	103,400	1,492,062
Washington Mutual, Inc. (WA)	212,312	5,919,259

See notes to financial statements

Bank and Thrift Opportunity Fund

F I N A N C I A L  S T A T E M E N T S

	Interest	Maturity	Par value
Issuer, description	rate	date	(000)	Value

Short-term investments 6.93%				$51,348,260
(Cost $51,348,260)
Certificates of Deposit 0.01%				74,705
Country Bank for Savings	5.640%	08-30-08	$2	1,610
First Bank Richmond	2.960	12-05-07	16	15,628
First Bank System, Inc.	4.889	05-02-08	4	4,260
First Federal Savings Bank of Louisiana	2.480	12-07-07	3	2,711
Framingham Cooperative Bank	3.750	09-10-07	3	3,401
Home Bank	2.720	12-04-07	15	15,047
Hudson River Bank & Trust	1.980	11-21-07	7	7,378
Hudson Savings Bank	4.800	04-20-09	2	1,785
Machias Savings Bank	3.540	05-24-09	2	1,672
Middlesex Savings Bank	5.120	08-17-08	2	1,652
Midstate Federal Savings and Loan Assn.	4.250	05-27-08	2	1,737
Milford Bank	3.400	05-27-09	2	1,666
Milford Federal Savings and Loan Assn.	3.650	02-28-08	2	1,683
Mount McKinley Savings Bank	4.750	12-03-07	1	1,495
Natick Federal Savings Bank	4.590	08-31-08	2	1,683
Newburyport Bank	3.400	10-20-08	2	1,777
Newtown Savings Bank	3.750	05-30-09	2	1,674
OBA Federal Savings Bank	4.600	06-15-09	1	1,145
Plymouth Savings	3.590	04-21-09	2	1,730
Randolph Savings Bank	4.000	09-13-07	2	1,714
Salem Five Bank	3.150	12-17-07	2	1,565
Sunshine Federal Savings and Loan Assn.	5.000	05-10-09	2	1,692

		Interest	Par value
Issuer, description, maturity date		rate	(000)	Value

Joint Repurchase Agreement 2.15%				$15,912,000
Joint Repurchase Agreement with Barclay's Capital, Inc.
dated 10-31-07 at 4.550% to be repurchased at
$15,914,011 on 11-1-07, collateralized by
U.S. Treasury Inflation Indexed Bond, 2.375%, due
1-15-27 (valued at $16,230,240, including interest)		4.550%	$15,912	15,912,000

			Shares
Cash Equivalents 4.77%				35,361,555
John Hancock Cash Investment Trust (T)(W)			35,361,555	35,361,555
Total investments (Cost $510,915,719) 104.73%				$775,451,422

Other assets and liabilities, net (4.73%)				($35,026,912)

Total net assets 100.00%				$740,424,510

The percentage shown for each investment category is the total value of that category, as a percentage of the net assets.

See notes to financial statements

Bank and Thrift Opportunity Fund

F I N A N C I A L  S T A T E M E N T S

Notes to Schedule of Investments

(A) Credit ratings are unaudited and are rated by Moody's Investors Service or Fitch where Standard & Poor's ratings are not available unless indicated otherwise.

(B) This security is fair valued in good faith under procedures established by the Board of Trustees. This security amounted to $2,391,000 or 0.32% of the Fund's net assets as of October 31, 2007.

(F) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

(I) Non-income-producing security.

(L) All or a portion of this security is on loan as of October 31, 2007.

(T) Represents investment of securities lending collateral.

(W) Issuer is an affiliate of John Hancock Advisers, LLC.

See notes to financial statements

Bank and Thrift Opportunity Fund

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-07

This Statement of Assets and Liabilities is the Fund's balance sheet. It shows the value of what the Fund owns, is due and owes.

Assets

Investments in unaffiliated issuers, at value (cost $475,554,164)
including $34,863,389 of securities loaned (Note 1)	$740,089,867
Investments in affiliated issuers, at value (cost $35,361,555)	35,361,555
Total investments, at value (cost $510,915,719)	775,451,422
Cash	3,873
Receivable for investments sold	120,312
Dividends and interest receivable	1,266,654
Other assets	125,281
Total assets	776,967,542

Liabilities

Payable upon return of securities loaned (Note 1)	35,361,555
Payable for options written, at value (premiums received $492)	-
Payable to affiliates
Management fees	710,650
Other	59,208
Other payables and accrued expenses	411,619
Total liabilities	36,543,032

Net assets

Capital paid-in	396,955,009
Accumulated net realized gain on investments and options written	77,713,762
Net unrealized appreciation of investments and options written	264,536,195
Accumulated net investment income	1,219,544
Net assets	$740,424,510

Net asset value per share

Based on 84,400,000 shares of beneficial interest outstanding -
unlimited number of shares authorized with no par value	$8.77

See notes to financial statements

Bank and Thrift Opportunity Fund

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 10-31-07

This Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends (net of foreign withholding taxes of $10,383)	$23,450,234
Interest	943,684
Securities lending	201,209
Total investment income	24,595,127

Expenses

Investment management fees (Note 2)	9,433,230
Administration fees (Note 2)	2,114,892
Printing fees	204,700
Custodian fees	132,705
Transfer agent fees	85,718
Registration and filing fees	81,005
Professional fees	61,106
Trustees' fees	38,626
Securities lending fees	1,734
Miscellaneous	61,918
Total expenses	12,215,634
Less expense reductions (Note 2)	(1,268,935)
Net expenses	10,946,699
Net investment income	13,648,428

Realized and unrealized gain (loss)

Net realized gain on
Investments	135,194,482
Options written	45,798
135,240,280
Change in net unrealized appreciation (depreciation) of
Investments	(209,290,329)
Options written	492
(209,289,837)
Net realized and unrealized loss	(74,049,557)
Decrease in net assets from operations	($60,401,129)

See notes to financial statements

Bank and Thrift Opportunity Fund

F I N A N C I A L  S T A T E M E N T S

Statement of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund's net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders.

	Year	Year
	ended	ended
	10-31-06	10-31-07
Increase (decrease) in net assets

From operations
Net investment income	$13,358,587	$13,648,428
Net realized gain	91,532,530	135,240,280
Change in net unrealized appreciation (depreciation)	(9,737,872)	(209,289,837)
Increase (decrease) in net assets resulting from operations	95,153,245	(60,401,129)
Distributions to common shareholders
From net investment income	(14,179,201)	(12,793,351)
From net realized gain	(76,128,800)	(78,865,048)
	(90,308,001)	(91,658,399)
Total increase (decrease)	4,845,244	(152,059,528)

Net assets

Beginning of year	887,638,794	892,484,038
End of year1	$892,484,038	$740,424,510

1 Includes accumulated net investment income of $364,467 and $1,219,544, respectively.

See notes to financial statements

Bank and Thrift Opportunity Fund

F I N A N C I A L  S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

COMMON SHARES

Period ended	10-31-031	10-31-041	10-31-051	10-31-06	10-31-07
Per share operating performance

Net asset value, beginning of period	$9.54	$10.94	$11.17	$10.52	10.57
Net investment income2	0.12	0.13	0.14	0.16	0.16
Net realized and unrealized
gain on investments	2.14	1.55	0.34	0.96	(0.88)
Total from investment operations	2.26	1.68	0.48	1.12	(0.72)
Less distributions
From net investment income	(0.12)	(0.12)	(0.24)	(0.17)	(0.15)
From net realized gain	(0.74)	(1.33)	(0.89)	(0.90)	(0.93)
	(0.86)	(1.45)	(1.13)	(1.07)	(1.08)
Net asset value, end of period	$10.94	$11.17	$10.52	$10.57	$8.77
Per share market value, end of period	$9.65	$10.14	$9.39	$9.80	$7.74
Total return at NAV3,4,5 (%)	27.576	17.936	5.446	12.07	(6.93)
Total return at market value3,5 (%)	35.54	21.37	3.68	16.41	(11.41)
Ratios and supplemental data
Net assets, end of period
(in millions)	$923	$943	$888	$892	$740
Ratio of net expenses to average
net assets (%)	1.43	1.39	1.32	1.29	1.29
Ratio of gross expenses to average
net assets7 (%)	1.48	1.47	1.47	1.46	1.44
Ratio of net investment income
to average net assets (%)	1.28	1.17	1.34	1.49	1.61
Portfolio turnover (%)	4	5	5	9	21

1 Audited by previous Independent Registered Public Accounting Firm.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.

6 Unaudited.

7 Does not take into consideration expense reductions during the periods shown.

See notes to financial statements

Bank and Thrift Opportunity Fund

Notes to financial statements

Note 1 Accounting policies

John Hancock Bank and Thrift Opportunity Fund (the Fund) is a diversified closed-end management investment company, shares of which were initially offered to the public on August 23, 1994, and are publicly traded on the New York Stock Exchange (NYSE).

Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation

The net asset value of the common shares of the Fund is determined daily as of the close of the NYSE, normally at 4:00 p.m., Eastern Time. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. Investments in John Hancock Cash Investment Trust (JHCIT), an affiliate of John Hancock Advisers, LLC (the Adviser), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (MFC), are valued at their net asset value each business day. All other securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Securities for which there are no such quotations, principally debt securities, are valued based on the valuation provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Other assets and securities for which no such quotations are readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund, along with other registered investment companies having a management contract with the Adviser, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is

Bank and Thrift Opportunity Fund

responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translations

The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Securities lending

The Fund has entered into an agreement with Morgan Stanley & Co. Incorporated and MS Securities Services Inc. (collectively, Morgan Stanley) which permits the Fund to lend securities to Morgan Stanley on a principal basis. It is presently anticipated that Morgan Stanley will be the primary borrower of securities of the Fund. The risk of having one primary borrower of Fund securities (as opposed to several borrowers) is that should Morgan Stanley fail financially, all securities lent will be affected by the failure and by any delays in recovery of the securities (or in the rare event, loss of rights in the collateral).

The Fund may lend portfolio securities from time to time in order to earn additional income. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their value. On the settlement date of the loan, the Fund receives collateral against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Any cash collateral received is invested in the JHCIT. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. The Fund receives compensation for lending their securities either in the form of fees, guarantees, and/or by retaining a portion of interest on the investment of any cash received as collateral. Prior to May 8, 2007, the Fund paid the Adviser $1,734 for security lending services relating to an arrangement which ended on May 7, 2007.

Options

The Fund may enter into option contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last

Bank and Thrift Opportunity Fund

bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Fund's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument, and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or notional) amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contract's terms (credit risk) or if the Fund is unable to offset a contract with a counterparty on a timely basis (liquidity risk). Exchange-traded options have minimal credit risk as the exchanges act as counter-parties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund continuously monitors the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's Statement of Assets and Liabilities.

Written options for the year ended October 31, 2007:

			NUMBER OF CONTRACTS	PREMIUMS RECEIVED

Outstanding, beginning of period			-	-
Options written			1,003	$46,290
Options closed			-	-
Options exercised			-	-
Options expired			(1,000)	(45,798)
Outstanding, end of period			3	$492

Summary of written options on securities outstanding on October 31, 2007:

NAME OF	NUMBER OF	EXERCISE	EXPIRATION
ISSUER	CONTRACTS	PRICE	DATE	VALUE

CALLS
City National Corp.	3	$80	Nov 2007	-

Federal income taxes

The Fund qualifies as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

New accounting pronouncements

In June 2006, Financial Accounting Standards Board (FASB) Interpretation No. 48,  Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of FIN 48 for regulated investment companies for an additional six months. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return,

Bank and Thrift Opportunity Fund

and requires certain expanded disclosures. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In September 2006, FASB Standard No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Fund and its impact, if any, resulting from the adoption of FAS 157 on the Fund's financial statements.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign dividends, when the Fund becomes aware of the dividends from cash collections. Interest income on investment securities is recorded on the accrual basis. Discounts/premiums are accreted/amortized for financial reporting purposes. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended October 31, 2006, the tax character of distributions paid was as follows: ordinary income $15,689,117 and long-term capital gain $74,618,884. During the year ended October 31, 2007, the tax character of distributions paid was as follows: ordinary income $15,531,287 and long-term capital gain $76,127,112.

As of October 31, 2007, the components of distributable earnings on a tax basis included $8,240,511 of undistributed ordinary income and $70,849,533 of undistributed long-term gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Note 2

Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 1.15% of the Fund's average weekly net asset value. The Fund has a subadvisory agreement with MFC Global Investment Management (U.S.), LLC, a subsidiary of John Hancock Financial Services, Inc. The Fund is not responsible for payment of subadvisory fees.

Effective July 1, 2006, the Adviser contractually limited the Fund's management fee by implementing a 0.05% fee waiver until June 30, 2007. Waiver expired on June 30, 2007. The effective rate of the management fee was 1.12% of the Fund's average weekly net asset value for the year ended October 31, 2007.

The Fund has an agreement with the Adviser and affiliates to perform necessary tax, accounting, compliance and legal services for the Fund. The compensation for the year was at an annual rate of 0.25% of the average weekly net asset value of the Fund. The Adviser agreed to limit the administration fee to 0.10% of the Fund's average weekly net asset value. Accordingly, the expense reductions related to the administration fee amounted to $1,268,935 for the year ended October 31, 2007. The Adviser reserves the right to terminate this limitation in the future with Trustees' approval.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation

Bank and Thrift Opportunity Fund

liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

The Fund is listed for trading on the NYSE and has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE's listing standards. The Fund also files with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Note 3

Guarantees and indemnifications

Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund believes the risk of loss to be remote.

Note 4

Fund share transactions Common shares

The Fund had no common share transactions during the years ended October 31, 2006 and October 31, 2007.

Note 5

Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2007, aggregated $170,897,391 and $255,439,700, respectively.

The cost of investments owned on October 31, 2007, including short-term investments, for federal income tax purposes was $510,932,711. Gross unrealized appreciation and depreciation of investments aggregated $279,531,098 and $15,012,387, respectively, resulting in net unrealized appreciation of $264,518,711. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Bank and Thrift Opportunity Fund

Auditors' report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Bank and Thrift Opportunity Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the finan-cial highlights present fairly, in all material respects, the financial position of John Hancock Bank and Thrift Opportunity Fund (the Fund) at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before October 31, 2005, were audited by another independent registered public accounting firm whose report expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP Boston, Massachusetts December 21, 2007

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2007.

The Fund has designated distributions to shareholders of $76,127,112 as a long-term capital gain dividend.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended October 31, 2007, 100.00% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2007.

Shareholders will be mailed a 2007 U.S. Treasury Department Form 1099-DIV in January 2008. This will reflect the total of all distributions that are taxable for calendar year 2007.

Investment objective and policy

The Fund is a closed-end diversified management investment company, shares of which were initially offered to the public on August 23, 1994, and are publicly traded on the New York Stock Exchange. Its investment objective is long-term capital appreciation.

On November 20, 2001, the Fund's Trustees approved the following investment policy changes effective December 15, 2001: Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of U.S. regional banks and thrifts and holding companies that primarily own or receive a substantial portion of their income from regional banks or thrifts. "Net assets" is defined as net assets plus borrowings for investment purposes. "Primarily owned" means that the bank or financial holding company derives a substantial portion of its business from U.S. regional banks or thrifts as determined by the Adviser, based upon generally accepted measures such as revenues, asset size and number of employees. U.S. regional banks or thrifts are ones that provide full-service banking (i.e., savings accounts, checking accounts, commercial lending and real estate lending) and whose assets are primarily of domestic origin. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

The Fund may invest in investment-grade debt securities as well as debt securities rated BB or below by Standard & Poor's Ratings group (Standard & Poor's) or Ba or below by Moody's Investors Service, Inc. (Moody's) or, if unrated by such rating organizations, determined by the Adviser to be of comparable quality.

Bylaws

On November 19, 2002, the Board of Trustees adopted several amendments to the Fund's bylaws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the bylaws require shareholders to notify the Fund in writing of any proposal that they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year's annual meeting of shareholders. The notification must be in the form prescribed by the bylaws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the bylaws.

Dividends and distributions

During the year ended October 31, 2007, dividends from net investment income totaling $0.1516 per share and capital gain distributions totaling $0.9344 per share were paid to shareholders. The dates of payments and the amounts per share are as follows:

INCOME
PAYMENT DATE	DIVIDEND

December 29, 2006	$0.0311
March 30, 2007	0.0372
June 29, 2007	0.0408
September 28, 2007	0.0425

CAPITAL
GAIN
PAYMENT DATE	DISTRIBUTION

December 29, 2006	$0.2539
March 30, 2007	0.2298
June 29, 2007	0.2262
September 28, 2007	0.2245

Dividend reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan (the Plan), which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by Mellon Investor Services as Plan agent for the shareholders (the Plan Agent), unless an election is made to receive cash. Each registered shareholder will receive from the Plan Agent an authorization card to be signed and returned if the shareholder elects to receive distributions from net investment income in cash or elects not to receive capital gains distributions in the form of a shares dividend. Shareholders may also make their election by notifying the Plan Agent by telephone or by visiting the Plan Agent's Web site at www.melloninvestor.com. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee or shareholders transferring such an account to a new broker or nominee should contact the broker or nominee, to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the holders of common shares in administering the Plan. After the Fund declares a dividend or makes a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy common shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares in connection with the Plan. The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, either a cash payment will be made to the participant for the full value of the common shares credited to the account upon instruction by the participant, or certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a common share credited to such account. The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in non-certificated form in the name of the participant. Proxy material relating to shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan. In the case of shareholders such as banks, brokers or nominees, which hold common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan. Shares may be purchased through broker-dealers.

Dividends and capital gains distributions are taxable whether received in cash or reinvested in additional common shares, and the automatic reinvestment of dividends and capital gain distributions will not relieve participants of any U.S. federal income tax that may be payable or required to be withheld on such dividends or distributions. The amount of dividends to be reported on 1099-DIV should be the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases. Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the

Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (Telephone: 1-800-852-0218).

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other commu nications regarding the Fund to the transfer agent at:

Mellon Investor Services Newport Office Center VII 480 Washington Boulevard Jersey City, NJ 07310 Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meeting

On March 27, 2007, the Annual Meeting of the Fund was held to elect three Trustees.

Proxies covering 80,663,313 shares of beneficial interest were voted at the meeting. The shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

		WITHHELD
	FOR	AUTHORITY

James R. Boyle	75,242,548	5,420,765
Patti McGill Peterson	75,251,310	5,412,003
Steven R. Pruchansky	75,271,428	5,391,885

Board Consideration of and Continuation of Investment Advisory Agreement and Subadvisory Agreement: John Hancock Bank and Thrift Opportunity Fund

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Bank and Thrift Opportunity Fund (the Fund), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Fund, as defined in the 1940 Act (the Independent Trustees), annually to meet in person to review and consider the continuation of: (i) the investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser) and (ii) the investment subadvisory agreement (the Subadvisory Agreement) with MFC Global Investment Management (U.S.), LLC (the Subadviser). The Advisory Agreement and the Subadvisory Agreement are collectively referred to as the Advisory Agreements.

At meetings held on May 7 and June 4-5, 2007, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board's Contracts/ Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including: (i) the investment performance of the Fund relative to a category of relevant funds (the Category) and a peer group of comparable funds (the Peer Group) each selected by Morningstar, Inc. (Morningstar), an independent provider of investment company data, for a range of periods ended December 31, 2006, (ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group, (iii) the Adviser's financial results and condition, including its and certain  of its affiliates' profitability from services performed for the Fund, (iv) breakpoints in the Fund's and the Peer Group's fees, and information about economies of scale (v) the Adviser's and Subadviser's record of compliance with applicable laws and regulations, with the Fund's investment policies and restrictions, and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser's and Subadviser's compliance department, (vi) the background and experience of senior management and investment professionals, and (vii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Independent Trustees considered the legal advice of independent legal counsel and relied on their own business judgment in determining the factors to be considered in evaluating the materials that were presented to them and the weight to be given to each such factor. The Board's review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. They principally considered performance and other information from Morningstar as of December 31, 2006. The Board also considered updated performance information provided to it by the Adviser or Subadviser at the May and June 2007 meetings. Performance and other information may be quite different as of the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and Subadviser. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative and other non-advisory services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser supported renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2006. The Board also considered these results in comparison to the performance of the Category, as well as the Fund's Peer Group and benchmark index. Morningstar determined the Category and Peer Group for the Fund. The Board reviewed with a representative of Morningstar the methodology used by Morningstar to select the funds in the Category and the Peer Group. The Board noted the imperfect comparability of the Peer Group.

The Board noted the Fund's performance during the 5- and 10-year periods under review was higher than the performance of the Category and Peer Group medians and its benchmark index, the Standard & Poor's 500 Financials Index. The Board also noted that during the 3-year period, the Fund's performance was lower than the Peer Group and Category medians, and its benchmark index. The Board noted that the Fund's performance for the more recent 1-year period was lower than the median performance of its Category and its benchmark index, but higher than the performance of the Peer Group median. The Adviser discussed planned changes designed to improve the Fund's performance. The Board indicated its intent to continue to monitor the Fund's performance trends to assess whether other remedial changes are warranted.

Investment advisory fee and subadvisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Category and Peer Group. The Board noted that the Advisory Agreement Rate was appreciably higher than the median rate of the Peer Group and Category. The Adviser discussed with the Board factors contributing to the higher Advisory Agreement Rate.

The Board received and considered expense information regarding the Fund's various components, including advisory fees and other non-advisory fees, including administrative fees, transfer agent fees, custodian fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund's total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement Rate into account (Net Expense Ratio). The Board received and considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group and Category medians. The Board noted that the Fund's Gross Expense Ratio was higher than the Peer Group and Category medians. The Board also noted that the Fund's Net Expense Ratio was equal to the Category median and not appreciably higher than the Peer Group median. The Board noted differences in the Fund's Peer Group, including that most of the funds in the Peer Group were open-end funds, where as the Fund is organized as a closed-end fund.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund's plans for lowering the Advisory Agreement Rate and improving performance supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to the Subadviser for investment sub-advisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Subad-viser. The Board also considered a comparison of the Adviser's profitability to that of other similar investment advisers whose profitability information is publicly available. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund's ability to appropriately benefit from economies of scale under the Fund's fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board's understanding that most of the Adviser's and Subadviser's costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

The Board observed that the Advisory Agreements did not offer breakpoints. However, the Board considered the limited relevance of economies of scale in the context of a closed-end fund that, unlike an open-end fund, does not continuously offer its shares. The Board noted that the Fund, as a closed-end investment company, was not expected to increase materially in size and that its assets would grow (if at all) through the investment performance of the Fund. Therefore, the Board did not consider potential economies of scale as a principal factor in assessing the fees payable under the Advisory Agreements, but concluded that the fees were fair and equitable based on relevant factors.

Other benefits to the Adviser

The Board received information regarding potential "fall-out" or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser's relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser's, Subadviser's and Fund's policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser and Subadviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

Information about the portfolio managers

Management biographies and Fund ownership

Below is a list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of October 31, 2007.

Lisa A. Welch
Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Former Vice President and Portfolio Manager, John Hancock Advisers, LLC (2002-2005)
Former analyst, John Hancock Advisers, LLC (1998-2002)
Began business career in 1986
Joined Fund team in 1998
Fund ownership - None

Susan A. Curry
Portfolio manager, MFC Global Investment Management (U.S.), LLC since 2006
Former research officer, John Hancock Advisers, LLC (2004-2006)
Former portfolio officer, private client group, John Hancock Advisers, LLC (2001-2004)
Began business career in 1993
Joined Fund team in 2004
Fund ownership - None

Other accounts the portfolio managers are managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2007. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

P O R T F O L I O M A N A G E R	O T H E R A C C O U N T S M A N A G E D B Y T H E P O R T F O L I O M A N A G E R S

Lisa A. Welch	Other Investment Companies:
5 (five) funds with assets of approximately $3.7 billion
Other Pooled Investment Vehicles: None
Other Accounts: None
Susan A. Curry	Other Investment Companies:
1 (one) fund with assets of approximately $1.4 billion
Other Pooled Investment Vehicles: None
Other Accounts: None

Neither the Adviser nor Subadviser receives a fee based upon the investment performance of any of the accounts included under "Other Accounts Managed by the Portfolio Managers" in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Subadviser have adopted procedures, overseen by the Chief Compliance Officer, that are intended to monitor compliance with the policies referred to in the following paragraphs:

• The Subadviser has policies that require a portfolio manager to allocate investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

• When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades for the individual accounts are aggregated so each account receives the same price. Where not possible or may not result in the best possible price, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

• The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation. See "Compensation of Portfolio Managers" below. Neither the Adviser nor the Subadviser receives a performance-based fee with respect any accounts managed by the Fund's portfolio manager.

• The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

• The Subadviser seeks to avoid portfolio manager assignments with potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of portfolio managers

The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied consistently among investment professionals. At the Subadviser, the structure of compensation of investment professionals is currently comprised of the following basic components: fixed base salary, and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Subadviser. A limited number of senior investment professionals, who serve as officers of both the Subadviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial.

Only investment professionals are eligible to participate in the Investment Bonus Plan on an annual basis. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses: 1) The investment performance of all accounts managed by the investment professional over one-, three- and five-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark. 2) The profitability of the Subadviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Subadviser. 3) The more intangible contributions of an investment professional to the Subadviser's business, including the investment professional's support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluating in determining the amount of any bonus award.

While the profitability of the Subadviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional's overall compensation, the investment professional's compensation is not linked directly to the net asset value of any fund.

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since1	by Trustee

James F. Carlin, Born: 1940	1994	57
Interim Chairman (since December 2007); Director and Treasurer, Alpha Analytical Laboratories, Inc.
(chemical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc.
(since 1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc. (until 2005);
Chairman and Chief Executive Officer, Carlin Consolidated, Inc. (management/investments) (since 1987);
Trustee, Massachusetts Health and Education Tax Exempt Trust (1993-2003).

William H. Cunningham, Born: 1944	1995	57
Former Chancellor, University of Texas System, and former President, University of Texas at Austin;
Chairman and Chief Executive Officer, IBT Technologies (until 2001); Director of the following:
Hire.com (until 2004), STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc.
(electronic manufacturing) (since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods
Corporation (until 2003), rateGenius (until 2003), Lincoln National Corporation (insurance) (since 2006),
Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New Century Equity
Holdings (formerly Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com (until 2001),
Agile Ventures (until 2001), AskRed.com (until 2001), Southwest Airlines (since 2000), Introgen (man-
ufacturer of biopharmaceuticals) (since 2000) and Viasystems Group, Inc. (electronic manufacturer)
(until 2003); Advisory Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory
Director, Q Investments (until 2003); Advisory Director, JPMorgan Chase Bank (formerly Texas Commerce
Bank-Austin), LIN Television (since 2002), WilTel Communications (until 2003) and Hayes Lemmerz
International, Inc. (diversified automotive parts supply company) (since 2003).

Charles L. Ladner, 2 Born: 1938	1994	57
Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003); Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice
President and Director, AmeriGas, Inc. (retired 1998); Director, AmeriGas Partners, L.P. (gas distribution)
(until 1997); Director, EnergyNorth, Inc. (until 1997); Director, Parks and History Association (until 2007).

John A. Moore,2 Born: 1939	2002	57
President and Chief Executive Officer, Institute for Evaluating Health Risks (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former Assistant
Administrator and Deputy Administrator, Environmental Protection Agency; Principal, Hollyhouse (con-
sulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (since 2002).

Independent Trustees (continued)

Name, year of birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since1	by Trustee

Patti McGill Peterson,2 Born: 1943	2002	57
Executive Director, Council for International Exchange of Scholars and Vice President, Institute of In-
ternational Education (since 1998); Senior Fellow, Cornell Institute of Public Affairs, Cornell University
(until 1998); Former President, Wells College, Aurora, NY, and St. Lawrence University, Canton, NY;
Director, Niagara Mohawk Power Corporation (until 2003); Director, Ford Foundation, International
Fellowships Program (since 2002); Director, Lois Roth Endowment (since 2002); Director, Council for
International Educational Exchange (since 2003).

Steven R. Pruchansky, Born: 1944	1994	57
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and
President, Greenscapes of Southwest Florida, Inc. (until 2000); Managing Director, JonJames, LLC (real estate) (since 2001); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty
Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Non-Independent Trustees3

Name, year of birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since1	by Trustee

James R. Boyle, Born: 1959	2005	250
President, John Hancock Variable Life Insurance Company (since March 2007); Executive Vice President,
John Hancock Life Insurance Company (since June 2004); Chairman and Director, John Hancock
Advisers, LLC (the Adviser), John Hancock Funds, LLC and The Berkeley Financial Group, LLC (The
Berkeley Group) (holding company) (since 2005); Senior Vice President, The Manufacturers Life Insurance
Company (U.S.A.) (until 2004).

Principal officers who are not Trustees

Name, year of birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

Keith F. Hartstein, Born: 1956	2005
President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief
Executive Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since 2005); Director,
MFC Global Investment Management (U.S.), LLC (MFC Global (U.S.)) (since 2005); Director, John
Hancock Signature Services, Inc. (since 2005); President and Chief Executive Officer, John Hancock
Investment Management Services, LLC (since 2006); President and Chief Executive Officer, John Hancock
Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Director,
Chairman and President, NM Capital Management, Inc. (since 2005); Chairman, Investment Company
Institute Sales Force Marketing Committee (since 2003); Director, President and Chief Executive Officer,
MFC Global (U.S.) (2005-2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler, Born: 1955	2006
Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds and John Hancock Funds III (since 2006); Secretary, John
Hancock Funds II and Assistant Secretary, John Hancock Trust (since June 2007); Vice President and
Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999-2006); Secretary and
Chief Legal Counsel, MML Series Investment Fund (2000-2006); Secretary and Chief Legal Counsel,
MassMutual Institutional Funds (2000-2004); Secretary and Chief Legal Counsel, MassMutual Select
Funds and MassMutual Premier Funds (2004-2006).

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC,
the Adviser and MFC Global (U.S.) (since 2005); Vice President and Chief Compliance Officer, John
Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005);
Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics &
Compliance Officer, Fidelity Investments (until 2001).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since June 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (regis-
tered investment companies) (2005-June 2007); Vice President, Goldman Sachs (2005-June 2007);
Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (2003-2005);
Director, Tax and Financial Reporting, Deutsche Asset Management (2002-2003); Vice President and
Treasurer, Deutsche Global Fund Services (1999-2002).

Gordon M. Shone, Born: 1956	2006
Treasurer
Treasurer, John Hancock Funds (since 2006), John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since 2005); Vice President and Chief Financial Officer, John Hancock Trust (2003-2005);
Senior Vice President, John Hancock Life Insurance Company (U.S.A.) (since 2001); Vice President, John
Hancock Investment Management Services, Inc., John Hancock Advisers, LLC (since 2006) and The
Manufacturers Life Insurance Company (U.S.A.) (1998-2000).

Principal officers who are not Trustees (continued)

Name, year of birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

John G. Vrysen, Born: 1955	2005
Chief Operating Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Director, Executive Vice President and Chief Operating Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since
June 2007); Chief Operating Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III
and John Hancock Trust (since June 2007); Director, Executive Vice President and Chief Financial Officer,
the Adviser, The Berkeley Group and John Hancock Funds, LLC (until June 2007); Executive Vice President and Chief Financial Officer, John Hancock Investment Management Services, LLC (since 2005); Vice
President and Chief Financial Officer, MFC Global (U.S.) (since 2005); Director, John Hancock Signature
Services, Inc. (since 2005); Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (2005-June 2007); Vice President and General Manager, Fixed
Annuities, U.S. Wealth Management (until 2005); Vice President, Operations, Manulife Wood Logan
(2000-2004).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit and Compliance Committee.

3 Non-Independent Trustee holds positions with the Fund's investment adviser, underwriter and certain other affiliates.

For more information

The Fund's proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund's Web site	On the SEC's Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Transfer agent and	Independent registered
John Hancock Advisers, LLC	dividend disburser	public accounting firm
601 Congress Street	Mellon Investor Services	PricewaterhouseCoopers LLP
Boston, MA 02210-2805	Newport Office Center VII	125 High Street
	480 Washington Boulevard	Boston, MA 02110
Subadviser	Jersey City, NJ 07310
MFC Global Investment		Stock symbol
Management (U.S.), LLC	Legal counsel	Listed New York Stock
101 Huntington Avenue	Kirkpatrick & Lockhart	Exchange:
Boston, MA 02199	Preston Gates Ellis LLP	BTO
One Lincoln Street
Custodian		For shareholder assistance
	Boston, MA 02111-2950	refer to page 24
The Bank of New York
One Wall Street
New York, NY 10286

How to contact us

Internet	www.jhfunds.com

Mail	Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

Phone	Customer service representatives	1-800-852-0218
	Portfolio commentary	1-800-344-7054
	EASI-Line	1-800-843-0090
	TDD line	1-800-231-5469

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the SEC's Web site, www.sec.gov.

J O H N  H A N C O C K  F A M I L Y  O F  F U N D S

EQUITY	SECTOR
Balanced Fund	Financial Industries Fund
Classic Value Fund	Health Sciences Fund
Classic Value Fund II	Real Estate Fund
Classic Value Mega Cap Fund	Regional Bank Fund
Core Equity Fund	Technology Fund
Growth Fund	Technology Leaders Fund
Growth Opportunities Fund
Growth Trends Fund	INTERNATIONAL/ GLOBAL
Intrinsic Value Fund	Global Opportunities Fund
Large Cap Equity Fund	Global Shareholder Yield Fund
Large Cap Select Fund	Greater China Opportunities Fund
Mid Cap Equity Fund	International Allocation Portfolio
Small Cap Equity Fund	International Classic Value Fund
Small Cap Fund	International Core Fund
Small Cap Intrinsic Value Fund	International Growth Fund
Sovereign Investors Fund
U.S. Core Fund	INCOME
U.S. Global Leaders Growth Fund	Bond Fund
Value Opportunities Fund	Government Income Fund
High Yield Fund
Investment Grade Bond Fund
ASSET ALLOCATION	Strategic Income Fund
Lifecycle 2010 Portfolio
Lifecycle 2015 Portfolio	TAX-FREE INCOME
Lifecycle 2020 Portfolio	California Tax-Free Income Fund
Lifecycle 2025 Portfolio	High Yield Municipal Bond Fund
Lifecycle 2030 Portfolio	Massachusetts Tax-Free Income Fund
Lifecycle 2035 Portfolio	New York Tax-Free Income Fund
Lifecycle 2040 Portfolio	Tax-Free Bond Fund
Lifecycle 2045 Portfolio
Lifecycle Retirement Portfolio	MONEY MARKET
Lifestyle Aggressive Portfolio	Money Market Fund
Lifestyle Balanced Portfolio
Lifestyle Conservative Portfolio	CLOSED-END
Lifestyle Growth Portfolio	Bank and Thrift Opportunity Fund
Lifestyle Moderate Portfolio	Income Securities Trust
Investors Trust
Patriot Premium Dividend Fund II
Preferred Income Fund
Preferred Income II Fund
Preferred Income III Fund
Tax-Advantaged Dividend Income Fund
Tax-Advantaged Global Shareholder Yield Fund

A Fund's investment objectives, risks, charges and expenses should be considered carefully before investing. The prospectus includes this and other important information about the Fund. To obtain a prospectus, contact your financial professional, call John Hancock Funds at 1-800-225-5291 or visit the Fund's Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

1-800-852-0218 1-800-231-5469 TDD 1-800-843-0090 EASI-Line www.jhfunds.com

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

P900A 10/07 12/07

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2007, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Charles L. Ladner is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $26,050 for the fiscal year ended October 31, 2007 and $26,050 for the fiscal year ended October 31, 2006. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal year ended October 31, 2007 and fiscal year ended October 31, 2006 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,700 for the fiscal year ended October 31, 2007 and $3,700 for the fiscal year ended October 31, 2006. The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

Other fees amounted to $3,000 for the fiscal year ended October 31, 2007 and $3,000 for the fiscal year ended October 31, 2006 billed to the registrant or to the control affiliates.

(e)(1) See attachment "Approval of Audit, Audit-related, Tax and Other Services", with the audit committee pre-approval policies and procedures.

(e)(2) There were no fees that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2007 and October 31, 2006 on behalf of the registrant or on behalf of the control affiliates that relate directly to the operations and financial reporting of the registrant.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2007, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $1,406,869 for the fiscal year ended October 31, 2007, and $520,432 for the fiscal year ended October 31, 2006.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Dr. John A. Moore - Chairman
Richard P. Chapman, Jr.
Charles L. Ladner
Patti McGill Peterson

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached Exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the portfolio managers

Management biographies and Fund ownership

Below is a list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of October 31, 2007.

Lisa A. Welch
Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Former Vice President and Portfolio Manager, John Hancock Advisers, LLC (2002-2005)
Former analyst, John Hancock Advisers, LLC (1998-2002)
Began business career in 1986
Joined Fund team in 1998
Fund ownership - None

Susan A. Curry
Portfolio manager, MFC Global Investment Management (U.S.), LLC since 2006
Former research officer, John Hancock Advisers, LLC (2004-2006)
Former portfolio officer, private client group, John Hancock Advisers, LLC (2001-2004)
Began business career in 1993
Joined Fund team in 2004
Fund ownership - None

Other accounts the portfolio managers are managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2007. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

P O R T F O L I O M A N A G E R	O T H E R A C C O U N T S M A N A G E D B Y T H E P O R T F O L I O M A N A G E R S

Lisa A. Welch	Other Investment Companies:
5 (five) funds with assets of approximately $3.7 billion
Other Pooled Investment Vehicles: None
Other Accounts: None
Susan A. Curry	Other Investment Companies:
1 (one) fund with assets of approximately $1.4 billion
Other Pooled Investment Vehicles: None
Other Accounts: None

Neither the Adviser nor Subadviser receives a fee based upon the investment performance of any of the accounts included under "Other Accounts Managed by the Portfolio Managers" in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Subadviser have adopted procedures, overseen by the Chief Compliance Officer, that are intended to monitor compliance with the policies referred to in the following paragraphs:

• The Subadviser has policies that require a portfolio manager to allocate investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

• When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades for the individual accounts are aggregated so each account receives the same price. Where not possible or may not result in the best possible price, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

• The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation. See "Compensation of Portfolio Managers" below. Neither the Adviser nor the Subadviser receives a performance-based fee with respect any accounts managed by the Fund's portfolio manager.

• The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

• The Subadviser seeks to avoid portfolio manager assignments with potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of portfolio managers

The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied consistently among investment professionals. At the Subadviser, the structure of compensation of investment professionals is currently comprised of the following basic components: fixed base salary, and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Subadviser. A limited number of senior investment professionals, who serve as officers of both the Subadviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial.

Only investment professionals are eligible to participate in the Investment Bonus Plan on an annual basis. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses: 1) The investment performance of all accounts managed by the investment professional over one-, three- and five-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark. 2) The profitability of the Subadviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Subadviser. 3) The more intangible contributions of an investment professional to the Subadviser's business, including the investment professional's support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluating in determining the amount of any bonus award.

While the profitability of the Subadviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional's overall compensation, the investment professional's compensation is not linked directly to the net asset value of any fund.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds - Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(2) Approval of Audit, Audit-related, Tax and Other Services is attached.

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Bank and Thrift Opportunity Fund

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: December 19, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: December 19, 2007

By: /s/ Charles A. Rizzo
-------------------------------------
Charles A. Rizzo
Chief Financial Officer

Date: December 19, 2007